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                                                              Exhibit No. 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 33-82096 and No. 33-75852) of MaxServ, Inc. of our report dated June 25, 1996 appearing on page F-2 of this Annual Report on Form 10-KSB.


Price Waterhouse LLP
Austin, Texas
August 29, 1996